UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 14, 2005

TreeHouse Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32504	20-2311383

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 Butterfield Road,	Suite 490,	Downers Grove,	IL	60515

(Address of principal executive offices)				(Zip Code)

Registrant’s telephone number, including area code 630-512-0592

Not Applicable

(Former name or former address, if changed from last report.)

TABLE OF CONTENTS

Item 7.01 Regulation FD Disclosure

SIGNATURES

EXHIBIT INDEX

Exhibit 99.1  Press Release

Exhibit 99.2  Registration Statement on Form 10

Item 7.01 Regulation FD Disclosure.

     A copy of the press release relating to the registrant’s earnings guidance for its yet to be completed fiscal year ending December 31, 2005 is attached to this Current Report on Form 8-K as Exhibit 99.1. Also attached to this Current Report on Form 8-K as Exhibit 99.2 is the Registration Statement on Form 10 of the registrant referred to in the press release.

     The information in this Form 8-K under Item 7.01 Regulation FD Disclosure and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release issued June 14, 2005

99.2	Registration Statement on Form 10

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 14, 2005	TREEHOUSE FOODS, INC.
	By:	/s/ Thomas E. O'Neill
Thomas E. O'Neill
General Counsel, Senior Vice President and Chief Administrative Officer

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
99.1	Press Release issued June 14, 2005
99.2	Registration Statement on Form 10